May 14, 2013 12th Annual JMP Securities Research Conference

2 Safe Harbor Statement NOTE: This presentation contains certain statements that are not historical facts and that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this presentation addressing expectations, assumptions, beliefs, projections, future plans, strategies, and events, developments that we expect or anticipate will occur in the future, and future operating results or financial condition are forward-looking statements. Forward-looking statements in this presentation may include, but are not limited to statements about projected future investment strategies and leverage ratios, future financial performance, the projected impact of NOL carryforwards, future dividends paid to shareholders, and future investment opportunities and capital raising activities. The words “will,” “believe,” “expect,” “forecast,” “anticipate,” “intend,” “estimate,” “assume,” “project,” “plan,” “continue,” and similar expressions also identify forward-looking statements. These forward-looking statements reflect our current beliefs, assumptions and expectations based on information currently available to us, and are applicable only as of the date of this presentation. Forward-looking statements are inherently subject to risks, uncertainties, and other factors, some of which cannot be predicted or quantified and any of which could cause the Company’s actual results and timing of certain events to differ materially from those projected in or contemplated by these forward-looking statements. Not all of these risks, uncertainties and other factors are known to us. New risks and uncertainties arise over time, and it is not possible to predict those risks or uncertainties or how they may affect us. The projections, assumptions, expectations or beliefs upon which the forward-looking statements are based can also change as a result of these risks and uncertainties or other factors. If such a risk, uncertainty, or other factor materializes in future periods, our business, financial condition, liquidity and results of operations may differ materially from those expressed or implied in our forward-looking statements. While it is not possible to identify all factors, some of the factors that may cause actual results to differ from historical results or from any results expressed or implied by our forward-looking statements, or that may cause our projections, assumptions, expectations or beliefs to change, include the following: the risks and uncertainties referenced in our Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent filings with the Securities and Exchange Commission, particularly those set forth under the caption “Risk Factors”; our ability to find suitable reinvestment opportunities; changes in economic conditions; changes in interest rates and interest rate spreads, including the repricing of interest-earnings assets and interest-bearing liabilities; our investment portfolio performance particularly as it relates to cash flow, prepayment rates and credit performance; the cost and availability of financing; the cost and availability of new equity capital; changes in our use of leverage; the quality of performance of third-party service providers of our loans and loans underlying our securities; the level of defaults by borrowers on loans we have securitized; changes in our industry; increased competition; changes in government regulations affecting our business; regulatory actions, if any, taken in connection with an SEC review of certain sections of the Investment Company Act of 1940; government initiatives to support the U.S financial system and U.S. housing and real estate markets; financial condition and future operations of the GSEs; GSE reform or other government policies and actions; the impact of our ownership shift under Section 382 of the Internal Revenue Code on our use of our tax NOL carryforward; and our continued eligibility for inclusion in Russell Indexes and the materiality of the income taxes which may be due to the Company’s ownership of secur ities that generate excess inclusion income.

3 Our Guiding Principles Our Mission Our Core Values •Generate dividends for shareholders •Manage leverage conservatively • Remain owner-operators • Maintain a culture of integrity and employ the highest ethical standards • Provide a strong risk management culture • Focus on long-term shareholder value while preserving capital Manage a successful public mortgage REIT with a focus on capital preservation and providing risk-adjusted returns reflective of a diversified, leveraged fixed income portfolio.

4 DX Snapshot Internally managed REIT commenced operations in 1988 Significant inside ownership and experienced management team Diversified investment strategy investing in residential and commercial mortgage assets Large NOL carryforward for unique total return opportunity Market Highlights: (as of 5/8/13 unless otherwise noted) Common Preferred NYSE Stock Ticker: DX DXPrA DXPrB Shares Outstanding: (as of 3/31/13) 54,835,420 2,300,000 2,250,000 Dividends Q1: $0.29 Annually: $2.125 Annually: $1.90625 Share Price: $10.97 $26.51 $25.25 Market Capitalization: $601.5m $61.0m $56.8m Price to Book: 1.04x - -

5 First Quarter 2013 Highlights Diluted earnings per common share of $0.34 Book value per common share of $10.50 at March 31, 2013 vs. $9.62 at March 31, 2012 Annualized return on average common equity of 13.0% for the quarter Net interest spread of 1.89% for the quarter Average interest earnings assets were $4.1 billion Constant prepayment rate (CPR) of 19.3%, (excluding CMBS IOs) Common dividend of $0.29 per share, representing a 11.02% yield based on a $10.53 closing price on May 1, 2013 Overall leverage of 6.3x equity capital at March 31, 2013

Summary of Results $9.66 $10.31 $8.00 $8.50 $9.00 $9.50 $10.00 $10.50 Q2-2012 Q3-2012 Q4-2012 Q1-2013 $10.30 $10.50 2.18% 2.00% 1.93% 1.89% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q2-2012 Q3-2012 Q4-2012 Q1-2013 14.3% 13.6% 13.0% 13.0% 0% 2% 4% 6% 8% 10% 12% 14% 16% Q2-2012 Q3-2012 Q4-2012 Q1-2013 Dividends and Earnings Per Common Share Net Interest Spread Book Value Per Common Share Return on Average Common Equity 6 $0.29 $0.29 $0.29 $0.29 $0.35 $0.34 $0.34 $0.34 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q2-2012 Q3-2012 Q4-2012 Q1-2013 Dividend per Share EPS

Increasing Book Value Despite Rise in Rates 7 $9.20 $9.62 $9.66 $10.31 $10.30 $10.50 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 Book Value (per common share) 10 Year Treasury Rates 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% Source: Bloomberg

Portfolio Mix 8 Hybrid MREIT COMM MREIT Agency MREIT Non- Agency MREIT DX

Dynex vs. Other Yield Vehicles 9 12.1% 12.1% 11.0% 9.1% 7.6% 7.1% 0.0% 5.0% 10.0% 15.0% Agency MREIT Hybrid MREIT DX BDC Comm MREIT Non-Agency MREIT 1.40x 1.18x 1.08x 1.02x 1.01x 0.96x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x 1.40x 1.60x Non-Agency MREIT Comm MREIT BDC DX Hybrid MREIT Agency MREIT Price to Book Value Dividend Yield Source: SNL, market data as of 5/1/13. Note: Agency MREITs consist of NLY, AGNC, HTS, CYS, CMO, ANH, ARR and WMC. Hybrid MREITs consist of CIM, MFA, TWO, IVR, MTGE, DX, AMTG, EFC, MITT and NYMT. Non-Agency MREITs consist of include RWT and PMT. Comm MREITs consist of NCT, NRF, SFI, RSO, LSE, RAS, GKK, ABR, STWD, CXS, CLNY, ARI, and ACRE. BDCs consist of ACAS, MAIN, TCAP, HTGC, MCGC, KCAP, ARCC, PSEC, AINV, SLRC, FSC, BKCC, TICC, GBDC, TCPC, MCC, MVC, TCRD, GLAD, GAIN, SUNS, HRZN, PFLT, TINY, TAXI and SAR

Consistent Core Investment Strategy 10 Short Duration High Quality Diversified Low Leverage

11 Managing Risk •Invest in shorter duration instruments, with portfolio duration target of 0.5 to 1.5 years •Use interest rate swaps, swaptions, and caps to manage risk •Invest in assets at wider spreads Interest Rate Risk •Diversify credit risk by investing in multiple asset classes across the sector, including CMBS, Agency and non-Agency RMBS •91% of investment portfolio is AAA -rated*at March 31, 2013 •Current credit risk is multifamily centric Credit Risk •Minimize extension risk by emphasizing short duration assets Extension Risk Key Risk Strategy *Agency MBS are considered AAA -rated as of the date presented. • Diversify repurchase agreement counterparties and maintain low leverage •Maintain sufficient unencumbered liquidity to meet expected risk events •$44.1 million of cash and cash equivalents, $134.1 million of unpledged Agency MBS at Mar 31,2013 Liquidity Risk •CMBS investments with call protection •RMBS specified pools with diversity of prepayment risk Prepayment Risk

Portfolio Capital Allocation 12 40% 50% 56% 62% 61% 60% 50% 44% 38% 39% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009 2010 2011 2012 1Q2013 CMBS RMBS 39% 64% 68% 75% 76% 61% 36% 32% 25% 24% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009 2010 2011 2012 1Q2013 Agency Non-Agency (as of end of period)

Investment Premium Allocation 13 -$100 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2009 2010 2011 2012 1Q2013 M il li on s Premium (Discount), net - CMBS and loans Premium, net - RMBS and loans (as of end of period)

CMBS: Why We Invest Explicit call protection: Lockout: No prepayments allowed Defeasance: Borrower cannot prepay the loan but may substitute US government collateral that replicates remaining cash flow stream Yield Maintenance: Borrower can prepay the loan by paying a penalty generally equal to present value of lost coupon relative to US treasury rates. Can result in higher rates of return than would have been realized otherwise Fixed Penalty: % of loan balance paid at time of prepayment 14 Prepayment lockout 0-18 mos. Prepayment lockout 0-12 mos. Defeasance 18-114 mos. Yield Maintenance 0-114 mos. Fixed Penalty (8-7-6-5-4-3-2-1) 12-114 mos. 0 -6 M o n th Free Per iod No Pe nal ty 10 Years

CMBS IO: Why We Invest S Short duration, predictable “bond like” cash flows Explicit call protection vs. RMBS implicit call protection Predictably rolls down the curve Complimentary cash flow profile to our RMBS investments Opportunity for credit spread tightening 15

RMBS: Implicit Call Protection RMBS have no explicit call protection unlike CMBS RMBS have implicit call protection through asset selection DX asset selection focuses on: Low loan balance Limited % of third-party originated loans Higher % of high LTV and investor loans 16

Consistent Prepayment Speeds 17 0 5 10 15 20 25 30 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Hybrid ARMs/ARMs Total Agency Total Portfolio Dynex Portfolio CPRs MBA Refinancing Index Source: Bloomberg

Portfolio Details (as of March 31, 2013) Portfolio Expected Maturity/Reset Distribution 13% 14% 16% 21% 34% 2% 0% 5% 10% 15% 20% 25% 30% 35% 40% <16 16-40 41-60 61-84 85-120 120-125 Months to Maturity/Reset Credit Quality AAA 91% AA 3% A 5% Below A 1% *Agency MBS are considered AAA-rated. 18

Macro Environment Factors 19 QE3 Global risk remains high Interest rates are low and range bound Volatility is low Credit spreads have tightened Multifamily housing strength continues, single family housing has stabilized Funding markets are stable REITs continue to raise capital KEY CONSIDERATION – Governments are involved

Macro Environment Factors • What happens when QE3 ends? – CMBS should outperform – Short-duration assets should outperform – Premium seasoned assets should outperform – Prepayments should slow • What happens with a 1.25% 10-year? – CMBS should outperform – Short-duration assets should underperform – Prepayments should increase – Multifamily demand should be unaffected – Demand should increase for yield 20

21 Dynex Value Proposition Source: SNL Internally Managed and Publicly Traded Since 1988 Diversified Investment Strategy Large Tax NOL Significant Insider Ownership +111.26% January 1, 2008 – December 31, 2012

22 APPENDIX

23 Capital Allocation (as of March 31, 2013)

24 Selected Financial Highlights (as of and for the quarter ended) Financial Highlights: ($000 except per share amounts) Mar 31, 2013 Dec 31, 2012 Sept 30, 2012 Jun 30, 2012 Mar 31, 2012 Total Investments 4,531,342$ 4,175,662$ 4,316,247$ 3,628,163$ 3,276,170$ Total Assets 4,628,113 4,280,229 4,405,030 3,729,197 3,349,056 Total Liabilities 3,994,815 3,663,519 3,787,099 3,204,124 2,826,159 Total Equity 633,298 616,710 617,931 525,073 522,897 Interest Income 32,982 31,576 28,574 27,125 26,272 Interest Expense 10,456 10,431 9,474 8,117 7,125 Net I terest Income 22,526 21,145 19,100 19,008 19,147 General and Administrative Expenses 3,808 3,501 3,090 3,024 3,121 Net Income to Common Shareholders 18,381$ 18,330$ 18,353$ 18,847$ 16,476$ Diluted EPS 0.34$ 0.34$ 0.34$ 0.35$ 0.33$ Dividends Declared per Common Share 0.29$ 0.29$ 0.29$ 0.29$ 0.28$ Book Value per Common Share 10.50$ 10.30$ 10.31$ 9.66$ 9.62$

Portfolio Performance *As presented on this slide, Q3-2011 return on average equity is calculated based on a measure that excludes the impact of certain items on earnings per share (EPS Ex-Items). EPS Ex-Items for Q3-2011 was $0.32 and excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of $8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter of 2011. For Q3-2011, reported diluted EPS was $0.04 and reported annualized ROE was 1.6%. 22.0% 20.9% 20.9% 18.3% 19.3% 18.7% 18.7% 17.9% 17% 18% 19% 20% 21% 22% 23% Q1-2013Q4-2012Q3-2012Q2-2012 Agency Total portfolio December 31, 2012 Agency Non-Agency Portfolio Agency Non-Agency Portfolio 2.60% 5.39% 3.04% 2.62% 5.47% 3.04% (0.93%) (2.58%) (1.15%) (0.92%) (2.52%) (1.11%) 1.67% 2.81% 1.89% 1.70% 2.95% 1.93% Investment Yield Cost of funds Net interest spread March 31, 2013 Net Interest Spread (quarter ended) Prepayment Performance 6.0x 5.8x 5.4x 6.1x 6.1x 5.9x 6.3x 13.7% 15.6% 14.7% 14.3% 13.6% 13.0% 13.0% 3% 6% 9% 12% 15% 18% 4.8 5 5.2 5.4 5.6 5.8 6 6.2 6.4 Q3- 2011 Q4- 2011 Q1- 2012 Q2- 2012 Q3- 2012 Q4- 2012 Q1- 2013 Leverage and ROE* (for the period ended March 31, 2013) 24

CMBS Portfolio (as of March 31, 2013) 26 AAA, 78% AA, 4% A, 15% Below A, 3% Other 22% Multifamily 78% $117.2 $64.1 $0.0 $426.4 prior to 2000 2000-2005 2006-2008 2009 or newer Agency CMBS, $352.0 Agency CMBS IO, $601.4 Non- Agency CMBS, $496.3 Non- Agency CMBS IO, $111.4 Credit Quality Collateral Non-Agency Vintage Asset Type By year of origination $ in millions $ in millions Agency CMBS are considered AAA-rated as of the date presented. Includes CMBS IO securities.

Agency CMBS Performance 27 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% % 60 + D a y s Past D u e Source: Freddie Mac Credit Volatility: Agency CMBS cash flow returns are leveraged to credit performance Agency CMBS are collateralized by multifamily cash flows Historical performance of Agency multifamily product has been exceptional

CMBS Spreads 28 Source: Company Data 0 200 400 600 800 1000 1200 1400 Ba si s P o in ts AAA LCF spread

Volatility is Low 29 Source: Bloomberg 1 year/10 year Swaption Volatility

Rates are Range-Bound 30 Source: Bloomberg 10-Year Treasury Note Yield January 1, 2011 – April 30, 2013

Positive Multifamily Trend 31 Multifamily Vacancies and Rents December 1999 – March 2013 Source: REIS, Barclays Research $0 $200 $400 $600 $800 $1,000 $1,200 0 1 2 3 4 5 6 7 8 9 Dec-99 Dec-01 Dec-03 Dec-05 Dec-07 Dec-09 Dec-11 Vacancy Rent (RHS, $ per unit) %

Aggregate Agency CPRs

2002-2003 vs. 2011- 2013



70
60
50
% 40
30
20
10
0
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03
Apr-03
May-03
Jun-03
Jul-03
Aug-03
Sep-03
Oct-03
FH ARM
FN ARM
FH FXD
FN FXD



70
60
50
% 40
30
20
10
0
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
FH ARM
FN ARM
FH FXD
FN FXD

Source: eMBS

32

33 Extension Risk (as of May 1, 2013) 0 2 4 6 8 10 12 14 16 FN 30 year FNCI 15 year FN 5/1 ARM 15 CPR/CPB 2 CPR/CPB Average Life (years) Price Coupon WAC Speed Average Life Average Life Extension FN 30yr $104-25 3.00% 3.61% 15 CPR 2 CPR 5.34 years 14.33 years ~9 years FNCI 15yr $104-20 2.50% 3.10% 15 CPR 2 CPR 4.09 years 7.28 years ~3 years FN 5/1 ARM $103-18 1.85% 2.56% 15 CPB 2 CPB 3.08 years 4.11 years ~1 year

Financing (as of March 31, 2013) Repurchase Agreements Financing Balance (1) WAVG Rate By collateral pledged: Agency $ 3,199,633 0.54% Non-Agency 485,612 1.36% Other 23,566 1.61% Total $ 3,708,811 0.65% By original maturity: (days) 0-30 $ 1,030,894 0.69% 31-60 1,333,963 0.79% 61-90 969,050 0.50% >90 374,904 0.46% Total $ 3,708,811 0.65% 34 SWAPS(2) Maturity (mos.) Total Notional Balance WAVG Rate 0-12 $ 300,000 1.29% 13-36 490,000 1.76% 37-60 220,000 1.10% >60 400,000 1.60% Total $ 1,410,000 1.51% WAVG Maturity 39 months $ in thousands (1) Excludes $556 thousand of deferred fees related to 2-year committed financing facility (2) Excludes trading swaps of $27 million and includes $25 million of forward starting swaps in 2013